EXHIBIT 99.6

                    The Schedule to the ISDA Master Agreement

(Multicurrency-Cross Border)

                                    SCHEDULE
                                     to the
                                Master Agreement
                           dated as of August 30,2006
                                     between
               LEHMAN BROTHERS SPECIAL FINANCING INC. ("Party A"),
                    a corporation organized under the laws of
                              the State of Delaware
                                       and
THE BANK OF NEW YORK, not in its individual or corporate capacity but solely as
  Swap Contract Administrator for CWALT, Inc. Alternative Loan Trust 2006-OC7, pursuant to a Swap Contract Administration Agreement (`Party B")

 All terms used herein and not otherwise defined are given their meaning in the Pooling and Servicing Agreement dated as of August 1, 2006 among CWALT, Inc. as depositor, Countrywide Home Loans, Inc. as a Seller, Park Granada LLC, as a Seller, Park Monaco Inc., as a Seller, Park Sienna LLC, as a Seller, Countrywide Home Loans Servicing LP, as Master Servicer and The Bank of New York, as trustee (the "Pooling and Servicing Agreement") and in the Swap Contract Administration
   Agreement dated as of August 30, 2006, among the Bank of New York, as Swap Contract Administrator (in such capacity, the "Swap Contract Administrator") and as Trustee under the Pooling and Servicing Agreement referred to below (in such capacity, the "Trustee"), and Countrywide Home Loans, Inc.(the "Swap Contract
                           Administration Agreement")


Part 1:  Termination Provisions

In this Agreement:-

(a)   "Specified Entity" means in relation to Party A for the purpose of:-

                  Section 5(a)(v),          Not applicable.
                  Section 5(a)(vi),         Not applicable.
                  Section 5(a)(vii),        Not applicable.
                  Section 5(b)(iv),         Not applicable.

                           and in relation to Party B for the purpose of:-

                  Section 5(a)(v),          Not applicable.
                  Section 5(a)(vi),         Not applicable.
                  Section 5(a)(vii),        Not applicable.
                  Section 5(b)(iv),         Not applicable.

(b) "Specified Transaction" will have the meaning specified in Section 14 of this Agreement.

(c)   Events of Default.

      (i) The "Breach of Agreement" provisions of Section 5(a)(ii) will not apply to Party A and will not apply to Party B.

      (ii) The "Credit Support Default" provisions of Section 5(a)(iii) will apply to Party A and will not apply to Party B.

      (iii) The "Misrepresentation" provisions of Section 5(a)(iv) will not apply to Party A and will not apply to Party B.


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

      (iv) The "Default under Specified Transaction" provisions of Section 5(a)(v) will not apply to Party A and will not apply to Party B.

      (v) "Cross Default" provisions of Section 5(a)(vi) will not apply to Party A and will not apply to Party B.

            (vi) Clause (2) of the "Bankruptcy" provisions of Section 5(a)(vii) will not apply to Party B with respect to its inability to pay its subordinated debt.

(d)   Termination Events.

      (i) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.


(e) The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f) Payments on Early Termination. For the purpose of Section 6(e) of this Agreement, Market Quotation and the Second Method will apply.

(g)   "Termination Currency" means USD.


(h) Additional Termination Events will apply. Each of the following shall constitute an Additional Termination Event:

      (A) Approved Ratings Threshold. Upon the occurrence of a Collateralization Event (as defined below) Party A has not, within 30 days after such ratings downgrade (unless, within 30 days after such downgrade, each such Swap Rating Agency has reconfirmed the rating of the Covered Certificates which was in effect immediately prior to such downgrade without regard to any financial guarantee insurance policy, if applicable, unless the rating of the Covered Certificates were changed due to a circumstance other than the downgrading of Party A's (or its Credit Support Provider's rating), complied with one of the four solutions listed below, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

      In the event that (A) either (i) the unsecured, long-term senior debt obligations of Party A (or its Credit Support Provider) are rated below "A1" by Moody's or are rated "A1" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade) or (ii) the unsecured, short-term debt obligations of Party A (or its Credit Support Provider) are rated below "P-1" by Moody's or are rated "P-1" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade),
      (B) no short-term rating is available from Moody's and the unsecured, long-term senior debt obligations of Party A (or its Credit Support Provider) are rated below "Aa3" by Moody's or are rated "Aa3" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade), or (C) either (i) the unsecured, short-term debt obligations of Party A (or its Credit Support Provider) are rated below "A-1" by S&P or (ii) if Party A (or its Credit Support Provider) does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of Party A (or its Credit Support Provider) are rated below "A+" by S&P (such event a "Collateralization Event"), then, Party A, at its own cost and subject to Rating Agency Condition (other than with respect to sub-clause (iii) below), shall within 30 days either (i) cause another entity to replace Party A as party to this Agreement that satisfies the Swap Counterparty Ratings Requirement and that is approved by the Trustee (which approval shall not be unreasonably withheld) on terms substantially similar to this Agreement; (ii) obtain a guaranty of, or a contingent agreement of another person that satisfies the Swap Counterparty Ratings Requirement), to honor Party A's obligations under this Agreement, provided that such other person is approved by the Trustee such approval not to be unreasonably withheld; (iii) post collateral in accordance with the Credit Support Annex attached hereto; or (iv) establish any other arrangement satisfactory to the applicable Swap Rating Agency which will be sufficient to restore the immediately prior ratings of the Covered Certificates without regard to any financial guarantee policy, if


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

      applicable, that satisfies the Swap Counterparty Ratings Requirements. If Party A posts collateral in any circumstance described in this paragraph, and if required at the time by S&P or necessary to satisfy the Rating Agency Condition, concurrently with such delivery of Eligible Collateral, Party A shall cause its outside counsel to deliver to Party B an opinion in form and substance acceptable to S&P, as to the enforceability, perfection and priority of Party B's security interest in such Eligible Collateral in all relevant jurisdictions (i.e., that, notwithstanding Party A's insolvency, the collateral will be available to meet swap obligations free from any preference claim or moratorium). All collateral posted by Party A shall be returned to Party A immediately upon Party A securing a substitute counterparty that satisfies the Swap Counterparty Ratings Requirements.

      "Swap Counterparty Ratings Requirement" shall mean (a) either (i) the unsecured, short-term debt obligations of the substitute counterparty (or its Credit Support Provider) are rated at least "A-1" by S&P or (ii) if the substitute counterparty does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of the substitute counterparty (or its Credit Support Provider) are rated at least "A+" by S&P, and (b) either (i) the unsecured, long-term senior debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least "A1" by Moody's (and if rated "A1" by Moody's, such rating is not on watch for possible downgrade) and the unsecured, short-term debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least "P-1" by Moody's (and if rated "P-1" by Moody's, such rating is not on watch for possible downgrade and remaining on watch for possible downgrade), or (ii) if such substitute counterparty (or its Credit Support Provider) does not have a short-term debt rating from Moody's, the unsecured, long-term senior debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least "Aa3" by Moody's (and if rated "Aa3" by Moody's, such rating is not on watch for possible downgrade).

      (B) Ratings Event. Upon the occurrence of a Ratings Event (as defined below) Party A has not, within 10 days after such rating withdrawal or downgrade (unless, within 10 days after such withdrawal or downgrade, each such Swap Rating Agency has reconfirmed the rating of the Covered Certificates which was in effect immediately prior to such withdrawal or downgrade without regards to any financial guarantee insurance policy, if applicable unless the rating of the Covered Certificates were changed due to a circumstance other than the withdrawal or downgrading of Party A's (or its Credit Support Provider's) rating), complied with one of the solutions listed below, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

      It shall be a ratings event ("Ratings Event") if at any time after the date hereof Party A shall fail to satisfy the Swap Counterparty Ratings Threshold. Swap Counterparty Ratings Threshold shall mean that both (A) the unsecured, long-term senior debt obligations of Party A (or its Credit Support Provider) are rated at least "BBB-" by S&P, and (B) either (i) the unsecured, long-term senior debt obligations of Party A (or its Credit Support Provider) are rated at least "A2" by Moody's (including if such rating is on watch for possible downgrade) and the unsecured, short-term debt obligations of Party A (or its Credit Support Provider) are rated at least "P-1" by Moody's (including if such rating is on watch for possible downgrade) or (ii) if Party A (or its Credit Support Provider) does not have a short-term rating from Moody's, the unsecured, long-term senior debt obligations of Party A (or its Credit Support Provider) are rated at least "A1" by Moody's (including if such rating is on watch for possible downgrade).

      Following a Ratings Event, Party A shall take the following actions at its own expense and subject to the Rating Agency Condition (other than with respect to sub-clause (A) hereafter), (A) immediately post collateral in accordance with the Credit Support Annex attached hereto (until such time as it has secured a substitute counterparty or a guarantor that satisfies the Swap Counterparty Ratings Requirement, and (B) not later than 10 days after the occurrence of such a downgrade or withdrawal by S&P or Moody's, either (I) assign all of its rights and obligations under the Transactions to a counterparty that satisfies the Swap Counterparty Ratings Requirement or whose guarantor satisfies the Swap Counterparty Ratings Requirement pursuant to documentation substantially similar to the documentation then in place and subject to prior notification to the Swap Rating Agencies, or
      (II) provide a guaranty from a guarantor that satisfies the Swap Counterparty Ratings Requirement pursuant to documentation substantially similar to the documentation then in place and subject to prior notification to the Swap Rating Agencies.


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

      The occurrence of the Additional Termination Event described in Part 1(h)(A) and (B) shall have no effect on Party A's obligation to undertake the steps set forth hereunder in the event Party B does not exercise its right to terminate hereunder. Notwithstanding the foregoing, in the event that S&P has other published criteria with respect to the downgrade of a counterparty in effect at the time of such a downgrade of Party A, Party A shall be entitled to elect to take such other measures specified in such published criteria subject to the satisfaction of the Rating Agency Condition.

      (C) Supplemental Pooling and Servicing Agreement without Party A's Prior Written Consent. Party B enters into an amendment and or supplement to the Pooling and Servicing Agreement or other modification to the Pooling and Servicing Agreement that could reasonably be expected to have a material adverse effect on Party A without the prior written consent of Party A (such consent not to be unreasonably withheld). For the purpose of the foregoing Additional Termination Event, Party B shall be the sole Affected Party.

      (D) Return of Collateral. Party B or its Custodian fails to transfer any Return Amount pursuant to the terms of the Credit Support Annex following any applicable notice, cure and grace periods provided for thereunder. For the purpose of the foregoing Additional Termination Event, Party B shall be the sole Affected Party.


Part 2: Tax Representations

(a) Payer Tax Representations. For the purpose of Section 3(e) of this Agreement, Party A and Party B will each make the following representation:

      It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Sections 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representation made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction(s) of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of this Agreement by reason of material prejudice to its legal or commercial position.

(b)   Payee Tax Representations.

      For the purpose of Section 3(f) of this Agreement, Party A represents that it is a corporation duly organized and validly existing under the laws of the State of Delaware and Party B represents that it is a "United States person" as such term is defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended.

(c) Tax Representations in Confirmations. For purposes of Sections 2(d)(i)(4) and 3(f), any payee tax representation specified in a Confirmation under this Agreement shall be deemed to be specified in this Schedule.

(d) Deduction or Withholding for Tax. The provisions of Section 2(d)(i)(4) and 2(d)(ii) will not apply to Party B and Party B shall not be required to pay any additional amounts referred to therein.


Part 3: Agreement to Deliver Documents

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:-


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

(a)   Tax forms, documents or certificates to be delivered are:-

           Party required to                   Form/Document/                            Date by which
            deliver document                     Certificate                             to be Delivered
            ----------------                     -----------                             ---------------
        Party A and Party B        Forms and/or documents described in       Upon reasonable demand by the other
                                   Section 4(a)(iii) of the Agreement.       party.

(b)   Other documents to be delivered are:-

        Party required to              Form/Document/                    Date by which           Covered by Section
         deliver document               Certificate                     to be Delivered                 3(d)
         ----------------               -----------                     ---------------                 ----
        Party A and Party B  For each party, an incumbency              Upon execution of this           Yes
                             certificate with respect to each           Agreement.
                             signatory to this Agreement and
                             the Credit Support Documents.

        Party A              A copy of the annual report of             Upon request.                    Yes
                             its Credit Support Provider
                             containing audited consolidated
                             financial statements for such
                             fiscal year certified by
                             independent public accountants and
                             prepared in accordance with
                             generally accepted accounting
                             principles consistently applied.

        Party A              For its most recent fiscal                 Upon request.                    Yes
                             quarter, a copy of the unaudited
                             financial statements of  its
                             Credit Support Provider, prepared
                             in accordance with generally
                             accepted accounting principles
                             consistently applied.

        Party A and Party B  Any documents required or                  Upon execution of this           Yes
                             reasonably requested by the                Agreement.
                             receiving party to evidence
                             authority of the delivering party
                             or its Credit Support Provider, if
                             any, to execute and deliver this
                             Agreement, any Confirmation, and
                             any Credit Support Documents to
                             which it is a party, and to
                             evidence the authority of the
                             delivering party to its Credit
                             Support Provider to perform its
                             obligations under this Agreement,
                             such Confirmation and/or Credit
                             Support Document, as the case may
                             be.

        Party required to              Form/Document/                    Date by which           Covered by Section
         deliver document               Certificate                     to be Delivered                 3(d)
         ----------------               -----------                     ---------------                 ----
        Party A              A guarantee of Lehman Brothers             Upon execution of this            No
                             Holdings Inc. ("Holdings")                 Agreement.
                             substantially in the form of
                             Exhibit A to this Schedule.

        Party B              Opinions of counsel to Party B             Upon execution of this            No
                             substantially in the form of               Agreement.
                             Exhibit B to this Schedule.

        Party A              An opinion of counsel to Party A           Upon execution of this            No
                             and Party A's Credit Support               Agreement.
                             Provider substantially in the form
                             of Exhibit C to this Schedule.

        Party B              Monthly Report                             At such time as each             Yes
                                                                        Monthly Report is
                                                                        delivered to the
                                                                        Trustee.

        Party B              Copy of any notice delivered under         Upon availability.               Yes
                             the Pooling and Servicing
                             Agreement that impacts this
                             Agreement.

        Party B              Executed copy of the Credit                Upon execution of this           Yes
                             Support Document specified in Part         Agreement.
                             4 to this Schedule.

        Party B              Executed copy of the Swap Contract         Upon execution of this           Yes
                             Administration Agreement.                  Agreement.


Part 4:  Miscellaneous

(a) Addresses for Notices. For the purpose of Section 12(a) of this Agreement:-

      Address for notices or communications to Party A:-

      Address:              Lehman Brothers Special Financing Inc.
                            c/o Lehman Brothers Inc.
                            Corporate Advisory Division
                            Transaction Management Group
                            745 Seventh Avenue
                            New York, New York 10019

      Attention:            Documentation Manager
      Telephone No.:        (212) 526-7187
      Facsimile No.:        (212) 526-7672
                            For all purposes.

      Address for notices or communications to Party B:-

      Address:              The Bank of New York
                            101 Barclay Street
                            New York, NY 10286

      Attention:            Corporate Trust Administration MBS Administration,
                            CWALT, Series 2006-OC7

      Telephone No.:        (212) 815-3236
      Facsimile No.:        (212) 815-3986

                            For all purposes.

(b)   Process Agent. For the purpose of Section 13(c) of this Agreement:-

      Party A appoints as its Process Agent: Not applicable.
      Party B appoints as its Process Agent: Not applicable.

(c)   Offices. The provisions of Section 10(a) will apply to this Agreement.

(d)   Multibranch Party. For the purpose of Section 10(c) of this Agreement:-

      Party A is not a Multibranch Party.
      Party B is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is Party A; provided, however, that if an Event of Default has occurred and is continuing with respect to Party A, then the parties will mutually appoint a financial institution acceptable to both parties which would qualify as a Reference Market-maker to act as Calculation Agent until the earlier of (i) a designation under
      Section 6(c)(ii), or (ii) the discontinuance of such Event of Default with respect to Party A.

(f) Credit Support Document. Details of any Credit Support Document, each of which is incorporated by reference in, constitutes part of, and is in connection with, this Agreement and each Confirmation as if set forth in full in this Agreement or such Confirmation:-

      In the case of Party A: (1) A guarantee of Party A's obligations hereunder substantially in the form annexed hereto as Exhibit A to this Schedule.
      (2) The Credit Support Annex which supplements, forms part of, and is subject to this Agreement.

      In the case of Party B: From and including the date of its exclusion, the Pooling and Servicing Agreement.

(g)   Credit Support Provider.

      Credit Support Provider means in relation to Party A: Lehman Brothers Holdings Inc.

      Credit Support Provider means in relation to Party B: None.

(h) Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

(i) Jurisdiction. Section 13(b) is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word "non-"; and (ii) deleting the final paragraph thereof.

(j) Netting of Payments. Subparagraph (ii) of Section 2(c) of this Agreement will apply.

(k) "Affiliate" will have the meaning specified in Section 14 of this Agreement, except that Party B shall be deemed to have no Affiliates; and provided, however, that with respect to Party A, such definition shall be understood to exclude Lehman Brothers Derivative Products Inc. and Lehman Brothers Financial Products Inc.


Part 5:  Other Provisions

(a) Accuracy of Specified Information. Section 3(d) is hereby amended by inserting in the third line thereof after the words "in every material respect" and before the period the phrase "or, in the case of audited or unaudited financial statements, a fair presentation, in all material respects, of the financial condition of the relevant person."

(b) No Violation or Conflict Representation. Section 3(a)(iii) is hereby amended by inserting in the second line thereof after the words "constitutional documents" and before the words ", any order or judgment" the phrase "(including, but not limited to, the Pooling and Servicing Agreement as amended, and any and all resolutions, investment policies, guidelines, procedures or restrictions)."; provided, such amendment shall be applicable only with respect to the Representations of Party B.

(c) Representations. Section 3 is hereby amended by adding the following subsections after subsection (f) thereof:

      (g) No Agency. It is entering into this Agreement, any Credit Support Document to which it is a party, and each Transaction, and any other documentation relating to this Agreement or any Transaction, as principal (and not as agent or in any other capacity, fiduciary or otherwise).

      (h) Eligible Contract Participant. It is an "eligible contract participant" within the meaning of Section 1a(12) of the Commodity Exchange Act, as amended.

      (i) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into each Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

      (j) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

      (k) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction.

(d) Additional Representations and Warranties of Party B. Party B represents to Party A in accordance with Section 3 of the Agreement (which representations will be deemed to be repeated by Party B at all times until the termination of this Agreement) that all representations and warranties in the Swap Contract Administration Agreement are incorporated hereby as if made under this Agreement and all references to the Swap Contract Administration Agreement are references to this Agreement.

      (e) Third-Party Beneficiary. Party B agrees with Party A that Party A shall be an express third-party beneficiary of the Pooling and Servicing Agreement and the Swap Contract Administration Agreement.

(f) No Set-off. Notwithstanding any provision of this Agreement or any other existing or future agreements, each of Party A and Party B irrevocably waives as to itself any and all contractual rights it may have to set-off, net, recoup or otherwise withhold or suspend or condition its payment or performance of any obligation to the other party under this Agreement against any obligation of one party hereto to the other party hereto arising outside of this Agreement (which Agreement includes, without limitation, the Master Agreement to which this Schedule is attached, this Schedule, the Confirmations and any Credit Support Document). The provisions for Set-Off set forth in Section 6(e) shall not apply.

(g)   Transfer and Assignment. Notwithstanding anything to the contrary in
      Section 7 and Section 6(b)(ii) of the Agreement, Party A may assign its rights and obligations under the Agreement, in whole or in part, to any Affiliate of Holdings effective upon delivery to Party B of the guarantee by Holdings, in favor of Party B, of the obligations of such Affiliate, such guarantee to be substantially the same as the guarantee then in effect of the obligations of the transferor. Party A will provide prior written notice to each Swap Rating Agency of any such assignment. Any transfer pursuant to the foregoing or Section 7 of this Agreement shall meet the following requirements:

      1. No Event of Default nor Termination Event would occur immediately as a result of such transfer;

      2. Party A delivers to Party B both (a) an executed acceptance and assumption by the Assignee of this Agreement and all Transactions (the "Transferred Obligations") and (b) an executed guarantee from Party A's Credit Support Provider on behalf of the Assignee, with respect to the Transferred Obligations, substantially and in all material respects in the form of the guaranty provided hereunder;

      3. As a result of the Transfer, on the next scheduled payment date Party B is not required to make payments (tax or otherwise) that are more than or receive payments (tax or otherwise) that are less than the payments that Party B would be required to make or receive under the Transactions or the Agreement had the transfer not occurred.

      On the Effective Date, (1) Party A shall be released from all obligations and liabilities arising under the Transferred Obligations; (2) the Assignee shall assume all obligations and liabilities under the Transferred Obligations; and (3) the Transferred Obligations shall cease to be Transaction(s) under this Agreement and shall be deemed to be Transaction(s) under the master agreement between Assignee and Party B.

      In addition, any transfer pursuant to Section 7 of this Agreement other than the foregoing shall be subject to Rating Agency Condition and Party A and Party B will provide prior written notice to each Swap Rating Agency of any transfer under Section 6(b)(ii).

(h) Notices. For the purposes of subsections (iii) and (v) of Section 12(a), the date of receipt shall be presumed to be the date sent if sent on a Local Business Day or, if not sent on a Local Business Day, the date of receipt shall be presumed to be the first Local Business Day following the date sent.

(i) Service of Process. The third sentence of Section 13(c) shall be amended by adding the following language at the end thereof: "if permitted in the jurisdiction where the proceedings are initiated and in the jurisdiction where service is to be made."

(j) Amendments. Section 9(b) is hereby amended by adding at the end thereof the sentence: "In addition, any amendment or modification of this Agreement shall be subject to the Rating Agency Condition."

(k) Amendments to Operative Documents. Party B agrees that it will obtain Party A's written consent (which consent shall not be unreasonably withheld) at least ten (10) Business Days prior to amending or supplementing the Pooling and Servicing Agreement (or any other transaction document), if such amendment and/or supplement would: (a) materially adversely affect any of Party A's rights or obligations hereunder; or (b) modify the obligations of, or impact the ability of, Party B to fully perform any of Party B's obligations hereunder.

(l) No Bankruptcy Petition. Party A agrees that it will not, until a period of one year and one day (or if longer, the applicable preference period), after the payment in full of all of the Covered Certificates, acquiesce, petition, invoke or otherwise cause Party B to invoke the process of any governmental authority for the purpose of commencing or sustaining a case (whether voluntary or involuntary) against Party B under any bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of Party B or any substantial part of its property or ordering the winding-up or liquidation of the affairs of Party B; provided, that this provision shall not restrict or prohibit Party A from joining any other person, including, without limitation, the Trustee, in any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings already commenced or other analogous proceedings already commenced under applicable law.

(m) Additional Definition. Section 14 is hereby amended by adding the following definitions in their appropriate alphabetical order:

      "Moody's" means Moody's Investor Services, Inc.

      "Rating Agency Condition" means, with respect to any particular proposed act or omission to act hereunder, that the party acting or failing to act has consulted with each Rating Agency then providing a rating of any Covered Certificates and has received from each Swap Rating Agency a written confirmation that the proposed action or inaction would not cause such Swap Rating Agency to downgrade or withdraw its then-current rating of any Covered Certificates determined without regards to any financial guarantee insurance policy, if applicable.

      "S&P" means Standard & Poor's Ratings Services, a division of McGraw-Hill, Inc.

      "Swap Rating Agencies " means Moody's and S&P.

      "USD" means United States Dollars.

      All terms used herein and not otherwise defined are given their meaning in the Pooling and Servicing Agreement.


(n) Waiver of Trial By Jury. Insofar as is permitted by law, each party irrevocably waives any and all rights to trial by jury in any legal proceeding in connection with this agreement or any transaction, and acknowledges that this waiver is a material inducement to the other party's entering into this agreement and each transaction hereunder.

(o) Severability. If any term, provision, covenant or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties to this Agreement; provided, however, that this severability provision shall not be applicable if any provision of Section 2, 5, 6 or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or connection with any such Section) shall be held to be invalid or unenforceable.

(p) Limited Liability. Party A and Party B agree to the following: (a) The Bank of New York ("BNY") is entering into this Agreement not in its individual or corporate capacity, but solely in its capacity as Swap Contract Administrator under the Swap Contract Administration Agreement;
      (b) in no case shall BNY (or any person acting as successor Swap Contract Administrator under the Swap Contract Administration Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Party B under the terms of this Agreement, all such liability, if any, being expressly waived by Party A and any person claiming by, through or under Party A; and (c) recourse against Party B shall be limited to the assets available under the Swap Contract Administration Agreement or the Pooling and Servicing Agreement.


(q)   Regulation AB Compliance. Party A and Party B agree that the terms of the
      Item 1115 Agreement dated
      as of February 24, 2006 (the "Regulation AB Agreement"), between Countrywide Home Loans, Inc., CWABS, INC., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Lehman Brothers Special Financing Inc. shall be incorporated by reference into this Agreement so that Party B shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Exhibit D.


The parties executing this Schedule have executed the Master Agreement and have agreed as to the contents of this Schedule.


                    LEHMAN BROTHERS                             THE BANK OF NEW YORK, not in its individual or
                SPECIAL FINANCING INC.                          corporate capacity but solely as Swap Contract
                                                                Administrator for CWALT, Inc. Alternative Loan
                                                                Trust 2006-OC7, pursuant to a Swap Contract
                                                                Administration Agreement

                        Party A                                                       Party B

/s/ Allyson M. Carine                                           /s/ Courtney Bartholomew
-------------------------------------------------------         ----------------------------------------------------
Name:  Allyson M. Carine                                        Name:  Courtney Bartholomew
Title:  Authorized Signatory                                    Title:  Vice President
Date:  August 30, 2006                                          Date:  August 30, 2006

                                LEHMAN BROTHERS


                              EXHIBIT A to Schedule

                   GUARANTEE OF LEHMAN BROTHERS HOLDINGS INC.

LEHMAN BROTHERS SPECIAL FINANCING INC. ("Party A") and THE BANK OF NEW YORK, not in its individual or corporate capacity but solely as Swap Contract Administrator for CWALT, Inc. Alternative Loan Trust 2006-OC7, pursuant to a Swap Contract Administration Agreement, ("Party B") have entered into a Master Agreement dated as of August 30, 2006, (the "Master Agreement"), pursuant to which Party A and Party B have entered and/or anticipate entering into one or more transactions (each a "Transaction"), the Confirmation of each of which supplements, forms part of, and will be read and construed as one with, the Master Agreement (collectively referred to as the "Agreement"). This Guarantee is a Credit Support Document as contemplated in the Agreement. For value received, and in consideration of the financial accommodation accorded to Party A by Party B under the Agreement, LEHMAN BROTHERS HOLDINGS INC., a corporation organized and existing under the laws of the State of Delaware ("Guarantor"), hereby agrees to the following:


      (a) Guarantor hereby unconditionally guarantees to Party B the due and punctual payment of all amounts payable by Party A under each Transaction when and as Party A's obligations thereunder shall become due and payable in accordance with the terms of the Agreement. In case of the failure of Party A to pay punctually any such amounts, Guarantor hereby agrees, upon written demand by Party B, to pay or cause to be paid any such amounts punctually when and as the same shall become due and payable.

      (b) Guarantor hereby agrees that its obligations under this Guarantee constitute a guarantee of payment when due and not of collection.

      (c) Guarantor hereby agrees that its obligations under this Guarantee shall be unconditional, irrespective of the validity, regularity or enforceability of the Agreement against Party A (other than as a result of the unenforceability thereof against Party B), the absence of any action to enforce Party A's obligations under the Agreement, any waiver or consent by Party B with respect to any provisions thereof, the entry by Party A and Party B into additional Transactions under the Agreement or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor (excluding the defense of payment or statute of limitations, neither of which is waived) provided, however, that Guarantor shall be entitled to exercise any right that Party A could have exercised under the Agreement to cure any default in respect of its obligations under the Agreement or to setoff, counterclaim or withhold payment in respect of any Event of Default or Potential Event of Default in respect of Party B or any Affiliate, but only to the extent such right is provided to Party A under the Agreement. The Guarantor acknowledges that Party A and Party B may from time to time enter into one or more Transactions pursuant to the Agreement and agrees that the obligations of the Guarantor under this Guarantee will upon the execution of any such Transaction by Party A and Party B extend to all such Transactions without the taking of further action by the Guarantor.

      (d) This Guarantee shall remain in full force and effect until such time as Party B shall receive written notice of termination. Termination of this Guarantee shall not affect Guarantor's liability hereunder as to obligations incurred or arising out of Transactions entered into prior to the termination hereof.

      (e) Guarantor further agrees that this Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time, payment, or any part thereof, of any obligation or interest thereon is rescinded or must otherwise be restored by Party B upon an Event of Default as set forth in
Section 5(a)(vii) of the Master Agreement affecting Party A or Guarantor.

      (f) Guarantor hereby waives (i) promptness, diligence, presentment, demand of payment, protest, order and, except as set forth in paragraph (a) hereof, notice of any kind in connection with the Agreement and this Guarantee, or (ii) any requirement that Party B exhaust any right to take any action against Party A or any other person prior to or contemporaneously with proceeding to exercise any right against Guarantor under this Guarantee.

                          LEHMAN BROTHERS HOLDINGS INC.
                  745 SEVENTH AVENUE, NEW YORK, NEW YORK 10019

                                LEHMAN BROTHERS


      This Guarantee shall be governed by and construed in accordance with the laws of the State of New York, without reference to choice of law doctrine. All capitalized terms not defined in this Guarantee, but defined in the Agreement, shall have the meanings assigned thereto in the Agreement.

      IN WITNESS WHEREOF, Guarantor has caused this Guarantee to be executed in its corporate name by its duly authorized officer as of the date of the Agreement.

                                            LEHMAN BROTHERS HOLDINGS INC.




                                            By: _____________________________
                                            Name:
                                            Title:
                                            Date:

                          LEHMAN BROTHERS HOLDINGS INC.
                  745 SEVENTH AVENUE, NEW YORK, NEW YORK 10019

                              EXHIBIT B to Schedule
                              ---------------------




                    [Form of Opinion of Counsel for Party B]



                                                         [Date]

                              EXHIBIT C to Schedule
                              ---------------------

                         [Form of Opinion of Counsel for
                   Lehman Brothers Special Financing Inc. and
                         Lehman Brothers Holdings Inc.]

                                                                 August 30, 2006

THE BANK OF NEW YORK,
not in its individual or corporate capacity but solely as Swap Contract Administrator for CWALT, Inc. Alternative Loan Trust 2006-OC7, pursuant to a Swap Contract Administration Agreement
c/o The Bank of New York
101 Barclay Street
New York, NY 10286
Attention: Corporate Trust Administration MBS Administration,
CWALT, Series 2006-OC7



Ladies and Gentlemen:

      I have acted as counsel to Lehman Brothers Special Financing Inc., a Delaware corporation ("Party A") and Lehman Brothers Holdings Inc., a Delaware corporation ("Guarantor"), and am familiar with matters pertaining to the execution and delivery of the Master Agreement (the "Master Agreement") dated as of August 30, 2006 between Party A and THE BANK OF NEW YORK, not in its individual or corporate capacity but solely as Swap Contract Administrator for CWALT, Inc. Alternative Loan Trust 2006-OC7, pursuant to a Swap Contract Administration Agreement and the guarantee of Guarantor (the "Guarantee") delivered in connection with the Master Agreement.

      In connection with this opinion, I have examined, or have had examined on my behalf, an executed copy of the Master Agreement and the Guarantee, certificates and statements of public officials and officers of Party A and Guarantor and such other agreements, instruments, documents and records as I have deemed necessary or appropriate for the purposes of this opinion.

      Except as expressly set forth herein, no independent investigation (including, without limitation, conducting any review, search or investigation of any public files, records or dockets) has been undertaken to determine the existence or absence of the facts that are material to my opinions, and no inference as to my knowledge concerning such facts should be made.

      When used herein the phrase "to my knowledge" means to my actual knowledge without independent investigation.

      References in this letter to "Applicable Laws" are to those laws, rules and regulations of the State of New York which, in my experience, are normally applicable to transactions of the type contemplated by the Master Agreement and the Guarantee. References in this letter to "Governmental Authorities" are to executive, legislative, judicial, administrative or regulatory bodies of the State of New York. References in this letter to "Governmental Approval" are to any consent, approval, license, authorization or validation of, or filing, recording or registration with, any Governmental Authority pursuant to Applicable Laws.

      Based on the foregoing but subject to the assumptions, exceptions, qualifications and limitations hereinafter expressed, I am of the opinion that:

      a. Each of Party A and Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

      b. The execution, delivery and performance of the Master Agreement in the case of Party A, and the Guarantee, in the case of Guarantor, are within its corporate power, have been duly authorized by all corporate action and do not conflict with any provision of its certificate of incorporation or by-laws.

      (iii) The Master Agreement, in the case of Party A, and the Guarantee, in the case of Guarantor, have been duly executed and delivered and each constitutes a legal, valid and binding obligation, enforceable against it in accordance with its respective terms.

      (iv) To the best of my knowledge, no Governmental Approval is required in connection with the execution, delivery and performance of the Master Agreement in the case of Party A, or the Guarantee, in the case of Guarantor, except those that have been obtained and, to my knowledge, are in effect.

            The foregoing opinions are subject to the following assumptions, exceptions, qualifications and limitations:

                  A. My opinion in paragraph 3 above is subject to: (i)
            bankruptcy, insolvency, reorganization, receivership, moratorium or similar laws affecting creditors' rights generally (including, without limitation, the effect of statutory or other laws regarding fraudulent or other similar transfers or conveyances); (ii) general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law; (iii) laws and considerations of public policy that may limit the enforceability of provisions (a) regarding indemnification and contribution rights and obligations, (b) regarding the waiver or limitation of rights to trial by jury, oral amendments to written agreements or rights of setoff, (c) relating to submission to jurisdiction, venue or service of process, and (d) purporting to prohibit or restrict, or require the consent of the "account debtor" (as defined in Section 9-102 of the Uniform Commercial Code as in effect in the State of New York (the "NYUCC" )) for, the creation, perfection or enforcement of a security interest in "accounts" or "general intangibles" (in each case, as defined in Section 9-102 of the NYUCC).

                  B. I am a member of the Bar of the State of New York and
            render no opinion on the laws of any jurisdiction other than the laws of the State of New York and the General Corporation Law of the State of Delaware. Except as described, I have not examined, or had examined on my behalf, and I do not express any opinion with respect to, Delaware law.

                  C. My opinions are limited to the present laws and to the
            facts as they presently exist, and no opinion is to be inferred or implied beyond the matters expressly so stated. I assume no obligation to revise or supplement this opinion should the present laws of the jurisdictions referred to in paragraph B above be changed by legislative action, judicial decision or otherwise.

                  D. This letter is rendered solely to you solely for your
            benefit in connection with the Master Agreement and the Guarantee and the transactions related thereto and may not be relied upon by any other person, entity or agency or by you in any other context or for any other purpose. This letter may not be circulated, used or quoted in whole or in part, nor may copies thereof be furnished or delivered to any other person, without the prior written consent of

            Lehman Brothers Holdings Inc., except that you may furnish copies hereof (i) to your independent auditors and attorneys, (ii) to any United States, state or local authority having jurisdiction over you or over Party A or Guarantor, (iii) pursuant to the order of any legal process of any court of competent jurisdiction or any governmental agency, and (iv) in connection with any legal action arising out of the Master Agreement or the Guarantee.

                  E. I have assumed with your permission (i) the genuineness of all signatures by each party other than Party A or Guarantor, (ii) the authenticity of documents submitted to me as originals and the conformity to authentic original documents of all documents submitted to me as copies, (iii) the accuracy of the matters set forth in the documents, agreements and instruments I reviewed, (iv) that each party other than Party A and Guarantor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, (v) the due execution and delivery, pursuant to due authorization, of the Master Agreement by each party other than Party A, and (vi) that the Master Agreement is the legal, valid, binding and enforceable obligation of each party other than Party A, enforceable against each such party in accordance with its terms.

                  F. My opinion in paragraph 3 is subject to the qualification that certain provisions contained in the Agreement and the Guarantee may not be enforceable, but such unenforceability will not render the Agreement or the Guarantee invalid as a whole or substantially interfere with the practical realization of the principal benefits provided thereby.

      The foregoing opinions are given on the express understanding that the undersigned is an officer of Lehman Brothers Inc. and shall in no event incur any personal liability in connection with said opinions.

                                               Very truly yours,

                              EXHIBIT D to Schedule
                              ---------------------

                            [REGULATION AB AGREEMENT]



                                       1